AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 20, 2007

                    REGISTRATION STATEMENT NO. 333-145293

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                       PRE-EFFECTIVE AMENDMENT NO. 1 TO

                                  FORM SB-2

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

               -----------------------------------------------

                           RAPID LINK, INCORPORATED
                (Name of small business issuer in its charter)


             DELAWARE                      4813                 75-2461665
             --------                      ----                 ----------
 (State or other jurisdiction of     (Primary Standard       (I.R.S. Employer
  jurisdiction of incorporation         Industrial         Identification No.)
         or organization)       Classification Code Number)


  17383 SUNSET BOULEVARD, SUITE 350, LOS ANGELES, CA 90272   (310) 566-1700
 ---------------------------------------------------------  ----------------
 (Address of principal executive offices)       (Zip Code)  Telephone number

                                 John Jenkins
                           Chief Executive Officer
                      17383 Sunset Boulevard, Suite 350
                        Los Angeles, California 90272
                                (310) 566-1700
          (Name, address and telephone number of agent for service)

                                   COPY TO:

                                  Ryan Hong
                            RICHARDSON & PATEL LLP
                     10900 Wilshire Boulevard, Suite 500
                        Los Angeles, California 90024
                                (310) 208-1182

 Approximate date of proposed sale to the public: From time to time after the effective date of this registration statement.

               -----------------------------------------------

 If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

 If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

 If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

 If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

 THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
 SECTION 8(A) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

                               EXPLANATORY NOTE

 The sole purpose of this Amendment is to amend the facing page of the Registration Statement to include the delaying amendment legend from Rule 473 of the Securities Act of 1933. Accordingly, this Amendment consists only of the facing page, this explanatory note and signature pages to this Registration Statement. The Prospectus, Financial Statements and Part II are otherwise unchanged and have been omitted.

                                  SIGNATURES

 In accordance with the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Pre-Effective Amendment No. 1 to Form SB-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, California on August 20, 2007.


                                             RAPID LINK, INCORPORATED
                                             (Registrant)


                                                          *
                                            ---------------------------
                                                   John A. Jenkins
                                                Chairman of the Board
                                            and Chief Executive Officer

     Date: August 20, 2007

                              POWER OF ATTORNEY

 IN ACCORDANCE THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE DATES INDICATED:


             NAME                       TITLE                      DATE
 ---------------------------   --------------------------    ----------------

              *                Chairman of the Board,         August 20, 2007
 ---------------------------   Chief Executive Officer,
       John A. Jenkins         Secretary and Director
                               (principal executive officer)

 /s/ Christopher J. Canfield   President, Chief Financial     August 20, 2007
 ---------------------------   Officer, Treasurer and Director
   Christopher J. Canfield     (principal financial and
                               principal accounting officer)

             *                 Director                       August 20, 2007
 ---------------------------
       Lawrence J. Vierra


             *                 Director                      August 20, 2007
 ---------------------------
        David R. Hess


 *By: /s/ Christopher J. Canfield
      ---------------------------
      Christopher J. Canfield
      Attorney-in-fact